GENERAL (Details) (Fis [Member], USD $) In Thousands, unless otherwise specified	1 Months Ended
	Aug. 21, 2011
Fis [Member]
Business Acquisition [Line Items]
Sapiens' common shares	$ 38,987
Cash paid	6,750
Warrants	2,031	[1]
Options	1,903	[2]
Total purchase price	$ 49,671

[1]	Sapiens issued 1,000,000 warrants (See Note 11(d)).
[2]	Represents the fair value of the vested portion of 934,970 options of Sapiens granted upon consummation of the acquisition to the holders of partially vested options of FIS originally granted under the FIS Employee Share Option Plan. The fair value of these options was determined using a Binomial valuation model with the following assumptions: stock price of $ 4.1, early exercise of 1.5-11, risk-free interest rate of 0.10%-2.07%, expected volatility of 70% and no dividend yield.